UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2020

PhoneBrasil International Inc.

(Exact name of registrant as specified in its charter)

New Jersey	333-174581	33-148545
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

c/o Nason Yeager Gerson Harris & Fumero, P.A.

3001 PGA Boulevard, Suite 305

Palm Beach Gardens, FL 33410

(Address of Principal Executive Office) (Zip Code)

1-(561)-686-3307

(Registrant’s telephone number, including area code)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

Effective December 9, 2020, DR Shell LLC, a Delaware limited liability company (the “Buyer”) purchased from Custodian Ventures LLC, a Wyoming limited liability company (the “Seller”), (i) 18,000,000 shares of Common Stock of PhoneBrasil International, Inc., a New Jersey corporation (the “Company”), representing approximately 62% of the outstanding Common Stock of the Company, and (ii) 10,000,000 shares of Series A Convertible Preferred Stock of the Company, for a total purchase price of $245,000 in cash. The funds were provided by the Buyer’s members. The shares were acquired pursuant to a Stock Purchase Agreement, dated December 9, 2020 (the “SPA”), by and among the Seller, the Buyer and David Lazar, then Chief Executive Officer of the Company. As a result, Mr. Ross DiMaggio, the manager of the Buyer, acquired control of the Company.

Under the terms of the SPA, effective December 9, 2020, Mr. Lazar resigned as the Chief Executive Officer, Treasurer and Secretary of the Company and Mr. DiMaggio was appointed as the sole director, Chief Executive Officer, Treasurer and Secretary of the Company.

Mr. DiMaggio, 50, has served as a partner at DRC Partners, LLC, a merchant banking and strategic advisory firm focused on providing expert advisory services to address the needs of privately and publically-held companies, since February 2009. From February 2019 through July 2019, Mr. DiMaggio was a managing director of Noble Financial Group where he provided advice on investor relations and the launch of a proprietary platform. There are no related party transactions between the Company and Mr. DiMaggio reportable under Item 404(a) of Regulation S-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) and (d)

To the extent required by Item 5.02, the information contained in Item 5.01 of this Current Report on Form 8-K regarding the departure and appointment of directors and certain officers of the Company is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHONEBRASIL INTERNATIONAL, INC.

Date: December 15, 2020	By:	/s/ Ross DiMaggio
Name: Ross DiMaggio
Title: Chief Executive Officer